Exhibit 99.2

Press Release

Contacts:	Catherine J. Mathis, 212-556-1981; E-mail: mathis@nytimes.com Paula Schwartz, 212-556-5224; E-mail: schwap@nytimes.com
This press release can be downloaded from www.nytco.com

THE NEW YORK TIMES COMPANY REPORTS JUNE REVENUES

NEW YORK, July 14, 2004 – The New York Times Company announced today that in June 2004 advertising revenues for the Company’s business units increased 2.3% and total Company revenues increased 1.9% compared with the results for the same month last year.

Advertising results for June were as follows:

The New York Times Newspaper Group

Advertising revenues for The New York Times Newspaper Group, which includes The New York Times and the International Herald Tribune, increased 0.1% for June 2004 compared with June 2003.  National advertising revenues decreased as strength in studio entertainment, media and financial services advertising was offset by softness in transportation and technology products advertising.  Retail advertising revenues increased due to growth in department store and mass market store advertising.  Classified advertising revenues increased as strength in help-wanted advertising offset softness in automotive and real estate advertising.

New England Newspaper Group
Advertising revenues for the New England Newspaper Group decreased 2.8% for June 2004 compared with June 2003.  National advertising revenues decreased due to weakness in travel, national automotive, telecommunications, banking, technology and entertainment advertising.  Retail advertising revenues increased as softness in sports/toys, department store and electronics/appliance advertising was offset by growth in preprints.  Classified advertising revenues increased because of strength in help-wanted, real estate and automotive advertising.

Regional Newspaper Group
Advertising revenues for the Regional Newspaper Group rose 8.0% for June 2004 compared with June 2003.  Retail advertising revenues increased due to robust telecommunications, home furnishings, financial and grocery advertising.  Classified advertising revenues grew on strong help-wanted, real estate and automotive advertising.

New York Times Digital

Advertising revenues for NYTD rose 36.3%, reflecting growth in display advertising and in all classified ad categories at NYTimes.com and Boston.com.

Broadcast Group

Advertising revenues for the Broadcast Group increased 6.0% due to growth in political, restaurant and financial advertising.

The New York Times Company (NYSE: NYT), a leading media company with 2003 revenues of $3.2 billion, includes The New York Times, the International Herald Tribune, The Boston Globe, 16 other newspapers, eight network-affiliated television stations, two New York City radio stations and more than 40 Web sites, including NYTimes.com and Boston.com.  For the fourth consecutive year, the Company was ranked No. 1 in the publishing industry in Fortune’s 2004 list of America’s Most Admired Companies.  The Company’s core purpose is to enhance society by creating, collecting and distributing high-quality news, information and entertainment.

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2

THE NEW YORK TIMES COMPANY

2004 TOTAL COMPANY REVENUES (a)

JUNE AND YEAR TO DATE

Total Company Revenues

($ 000’s)

	June			Year to Date
	2004	2003	% Change	2004	2003	% Change
Advertising Revenues
Publishing (b)
National (c)	$66,768	$70,985	-5.9	$460,039	$448,047	+2.7
Retail (d)	36,079	33,063	+9.1	222,393	219,999	+1.1
Classified (e)	49,837	46,408	+7.4	298,725	287,893	+3.8
Other Ad Revenue (f)	4,101	3,279	+25.1	25,971	20,862	+24.5
Sub-Total Publishing	156,785	153,736	+2.0	1,007,129	976,802	+3.1
Broadcast Group	11,688	11,029	+6.0	73,409	66,916	+9.7
Total Advertising Revenues	168,473	164,765	+2.3	1,080,538	1,043,718	+3.5

Circulation Revenues	67,908	68,261	-0.5	440,399	442,305	-0.4
Other Revenues (g)	17,170	15,900	+8.0	104,938	99,608	+5.4

Total Company Revenues	$253,551	$248,926	+1.9	$1,625,875	$1,585,631	+2.5

(a) Numbers may not add due to rounding.  Beginning with this release, The New York Times’s advertising from automotive manufacturers, which had been included in the automotive Classified category, will now be treated as a National category.  With this category change, The Times’s reporting is now consistent with that of the Company’s New England Newspaper Group and Regional Newspaper Group.  In addition, The New York Times has reorganized its regional sales offices, which has resulted in certain ad category changes.  Advertising from these offices, which had been reported entirely under the Retail category, will now be allocated to the appropriate National or Retail category.  Advertising revenue and volume have been restated for 2004 to reflect these changes and this information is available in the Investors section at www.nytco.com.  The historical information for 2003, which is also available online, has also been restated to reflect these reclassifications.

(b) Newspaper Group and New York Times Digital.

(c) Includes all ad revenue from the International Herald Tribune.

(d) Includes all preprint revenues.

(e) Includes legal advertising.

(f) Primarily includes ad revenue from the Regional Newspaper Group’s magazines and Web sites.

(g) Primarily includes revenues from wholesale delivery operations, news services, direct marketing, digital archives and commercial printing.

THE NEW YORK TIMES COMPANY

2004 TOTAL COMPANY REVENUES (a)

SECOND QUARTER

Total Company Revenues

($ 000’s)

	Second Quarter
	2004	2003	% Change
Advertising Revenues
Publishing (b)
National (c)	$228,321	$222,005	+2.8
Retail (d)	115,704	114,866	+0.7
Classified (e)	153,473	146,128	+5.0
Other Ad Revenue (f)	13,839	11,251	+23.0
Sub-Total Publishing	511,336	494,251	+3.5
Broadcast Group	40,174	36,313	+10.6
Total Advertising Revenues	551,511	530,564	+3.9

Circulation Revenues	220,156	221,304	-0.5
Other Revenues (g)	52,264	50,023	+4.5

Total Company Revenues	$823,931	$801,891	+2.7

(a) Numbers may not add due to rounding.  Beginning with this release, The New York Times’s advertising from automotive manufacturers, which had been included in the automotive Classified category, will now be treated as a National category.  With this category change, The Times’s reporting is now consistent with that of the Company’s New England Newspaper Group and Regional Newspaper Group.  In addition, The New York Times has reorganized its regional sales offices, which has resulted in certain ad category changes.  Advertising from these offices, which had been reported entirely under the Retail category, will now be allocated to the appropriate National or Retail category.  Advertising revenue and volume have been restated for 2004 to reflect these changes and this information is available in the Investors section at www.nytco.com.  The historical information for 2003, which is also available online, has also been restated to reflect these reclassifications.

(b) Newspaper Group and New York Times Digital.

(c) Includes all ad revenue from the International Herald Tribune.

(d) Includes all preprint revenues.

(e) Includes legal advertising.

(f) Primarily includes ad revenue from the Regional Newspaper Group’s magazines and Web sites.

(g) Primarily includes revenues from wholesale delivery operations, news services, direct marketing, digital archives and commercial printing.

THE NEW YORK TIMES COMPANY

2004 ADVERTISING REVENUES (a)

JUNE AND YEAR TO DATE

Total Company Advertising Revenues

($ 000’s)

	June			Year to Date
	2004	2003	% Change	2004	2003	% Change
Publishing (b)
New York Times Newspaper Group (c)	$87,446	$87,315	+0.1	$570,833	$566,165	+0.8
New England Newspaper Group (d)	36,200	37,228	-2.8	225,220	220,295	+2.2
Regional Newspaper Group	26,413	24,464	+8.0	172,041	163,645	+5.1
New York Times Digital	7,012	5,143	+36.3	40,743	29,147	+39.8
Intersegment Eliminations	(286)	(415)		(1,709)	(2,451)
Sub-Total Publishing	156,785	153,736	+2.0	1,007,129	976,802	+3.1

Broadcast Group	11,688	11,029	+6.0	73,409	66,916	+9.7

Total Company Ad Revenues	$168,473	$164,765	+2.3	$1,080,538	$1,043,718	+3.5

(a) Numbers may not add due to rounding.  Historical information for 2003 is available in the Investors section at www.nytco.com.

(b) Newspaper Group and New York Times Digital.

(c) The New York Times and the International Herald Tribune.

(d) The Boston Globe and the Worcester Telegram & Gazette.

THE NEW YORK TIMES COMPANY

2004 ADVERTISING REVENUES (a)

SECOND QUARTER

Total Company Advertising Revenues

($ 000’s)

	Second Quarter
	2004	2003	% Change
Publishing (b)
New York Times Newspaper Group (c)	$287,690	$281,215	+2.3
New England Newspaper Group (d)	116,234	116,013	+0.2
Regional Newspaper Group	86,916	82,656	+5.2
New York Times Digital	21,318	15,647	+36.2
Intersegment Eliminations	(822)	(1,280)
Sub-Total Publishing	511,336	494,251	+3.5

Broadcast Group	40,174	36,313	+10.6

Total Company Ad Revenues	$551,511	$530,564	+3.9

(a) Numbers may not add due to rounding.  Historical information for 2003 is available in the Investors section at www.nytco.com.

(b) Newspaper Group and New York Times Digital.

(c) The New York Times and the International Herald Tribune.

(d) The Boston Globe and the Worcester Telegram & Gazette.

THE NEW YORK TIMES COMPANY

2004 PUBLISHING AD REVENUE GROWTH

BY CLASSIFIED CATEGORY

JUNE, SECOND QUARTER AND YEAR TO DATE (a)

	% Change June ‘04 vs. June ‘03	% Change Q2 ‘04 vs. Q2 ‘03	% Change YTD ‘04 vs. YTD ‘03

Publishing (b)
Help-Wanted	+17.4	+14.6	+10.1
Real Estate	+3.6	-2.6	-3.6
Automotive	+3.0	+7.0	+9.5

(a) Numbers may not add due to rounding.  Beginning with this release, The New York Times’s advertising from automotive manufacturers, which had been included in the automotive Classified category, will now be treated as a National category.  With this category change, The Times’s reporting is now consistent with that of the Company’s New England Newspaper Group and Regional Newspaper Group.  In addition, The New York Times has reorganized its regional sales offices, which has resulted in certain ad category changes.  Advertising from these offices, which had been reported entirely under the Retail category, will now be allocated to the appropriate National or Retail category.  Advertising revenue and volume have been restated for 2004 to reflect these changes and this information is available in the Investors section at www.nytco.com.  The historical information for 2003, which is also available online, has also been restated to reflect these reclassifications.

(b) Newspaper Group and New York Times Digital.

THE NEW YORK TIMES COMPANY

2004 ADVERTISING VOLUME (a)

(Inches in thousands, Preprints in thousands of copies)

JUNE AND YEAR TO DATE

Total Newspaper Group

	June			Year to Date
	2004	2003	% Change	2004	2003	% Change
National (b)	185.0	200.6	-7.8	1,241.0	1,260.2	-1.5
Retail	489.9	487.9	+0.4	3,139.3	3,208.2	-2.1
Classified	788.1	775.2	+1.7	4,969.3	4,970.8	0.0
Total ROP	1,463.0	1,463.7	0.0	9,349.6	9,439.2	-0.9

Part Run/ Zoned	191.6	170.2	+12.6	1,114.1	1,049.0	+6.2
Total	1,654.6	1,633.9	+1.3	10,463.7	10,488.3	-0.2

Preprints	221,217	192,595	+14.9	1,340,025	1,337,947	+0.2

(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit.  Numbers may not add due to rounding.  Beginning with this release, The New York Times’s advertising from automotive manufacturers, which had been included in the automotive Classified category, will now be treated as a National category.  With this category change, The Times’s reporting is now consistent with that of the Company’s New England Newspaper Group and Regional Newspaper Group.  In addition, The New York Times has reorganized its regional sales offices, which has resulted in certain ad category changes.  Advertising from these offices, which had been reported entirely under the Retail category, will now be allocated to the appropriate National or Retail category.  Advertising revenue and volume have been restated for 2004 to reflect these changes and this information is available in the Investors section at www.nytco.com.  The historical information for 2003, which is also available online, has also been restated to reflect these reclassifications.

(b) Includes all ad volume from the International Herald Tribune.

THE NEW YORK TIMES COMPANY

2004 ADVERTISING VOLUME (a)

(Inches in thousands, Preprints in thousands of copies)

SECOND QUARTER

Total Newspaper Group

	Second Quarter
	2004	2003	% Change
National (b)	617.2	633.4	-2.6
Retail	1,596.8	1,625.1	-1.7
Classified	2,586.1	2,571.3	+0.6
Total ROP	4,800.1	4,829.8	-0.6

Part Run/ Zoned	590.6	558.1	+5.8
Total	5,390.7	5,387.8	+0.1

Preprints	685,563	678,128	+1.1

(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit.  Numbers may not add due to rounding.  Beginning with this release, The New York Times’s advertising from automotive manufacturers, which had been included in the automotive Classified category, will now be treated as a National category.  With this category change, The Times’s reporting is now consistent with that of the Company’s New England Newspaper Group and Regional Newspaper Group.  In addition, The New York Times has reorganized its regional sales offices, which has resulted in certain ad category changes.  Advertising from these offices, which had been reported entirely under the Retail category, will now be allocated to the appropriate National or Retail category.  Advertising revenue and volume have been restated for 2004 to reflect these changes and this information is available in the Investors section at www.nytco.com.  The historical information for 2003, which is also available online, has also been restated to reflect these reclassifications.

(b) Includes all ad volume from the International Herald Tribune.